DEMAND PROMISSORY NOTE

$15,900

For value received, the undersigned promises to pay Rinus Jellema payee

Or order on demand the sum of 15,900 dollars, together with interest from this date at the rate of 8% per annum, both before and after default, until paid in full.

Signed at Nanaimo BC Canada on October 30, 2006

David Turner   Pacific Software, Inc

/s/ David Turner                       /s/ Rinus Jellema
Witness                                     Promissor